Exhibit 99.8


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
January, 1998

Scheduled Maturity                                      12/15/99


Coupon                                                   5.8350%


Excess Protection Level
   3 Month Average   5.40%
     January, 1998   5.47%
     December, 1997   5.15%
     November, 1997   5.59%



Cash Yield                                              18.73%


Investor Charge Offs                                     4.84%


Base Rate                                                8.42%


Over 35 Day Delinquency                                  5.40%


Seller's Interest                                       25.34%


Total Payment Rate                                      11.29%


Total Principal Balance                                $5,558,199,355.06


Investor Participation Amount                          $900,000,000.00


Seller Participation Amount                            $1,408,199,355.1